Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
13-Sep-99

              Collection Period                                                              02-Aug-99 to 01-Sep-99
              Determination Date                                                             08-Sep-99
              Distribution Date                                                              13-Sep-99

Available Amounts
-----------------

              Scheduled Payments plus Payaheads, net of Excluded Amounts                 11,881,596.47
              Prepayment Amounts                                                            513,452.08
              Recoveries                                                                          0.00
              Investment Earnings on Collection Account and Reserve Fund                     24,347.05
              Late Charges                                                                    8,568.32
              Servicer Advances                                                                   0.00

              Total Available Amounts                                                    12,427,963.92
              -----------------------                                                    -------------


Payments on Distribution Date
-----------------------------

        (A)** Trustee Fees (only applicable pursuant to an Event of Default)                      0.00

          (A) Unreimbursed Servicer Advances to the Servicer                                      0.00

          (B) Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                0.00

          (C) Interest due to Class A-1 Notes                                               303,389.33

          (D) Interest due to Class A-2 Notes                                               292,282.57

          (E) Interest due to Class A-3 Notes                                               620,095.82

          (F) Interest due to Class A-4 Notes                                               146,800.09

          (G) Interest due to Class B Notes                                                  46,869.58

          (H) Interest due to Class C Notes                                                  41,618.90

          (I) Interest due to Class D Notes                                                  29,539.11

          (J) Class A-1 Principal Payment Amount                                         10,947,368.52

          (K) Class A-2 Principal Payment Amount                                                  0.00

          (L) Class A-3 Principal Payment Amount                                                  0.00

          (M) Class A-4 Principal Payment Amount                                                  0.00

          (N) Class B Principal Payment Amount                                                    0.00

          (O) Class C Principal Payment Amount                                                    0.00

          (P) Class D Principal Payment Amount                                                    0.00

          (Q) Additional Principal to Class A-2 Notes                                             0.00

          (R) Additional Principal to Class A-3 Notes                                             0.00

          (S) Additional Principal to Class A-4 Notes                                             0.00

          (T) Additional Principal to Class B Notes                                               0.00

          (U) Additional Principal to Class C Notes                                               0.00

          (V) Additional Principal to Class D Notes                                               0.00

          (W) Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                    0.00

          (X) Deposit to the Reserve Fund                                                         0.00

          (Y) Excess to Certificateholder                                                         0.00

              Total distributions to Noteholders and Certificateholders                  12,427,963.92
              ---------------------------------------------------------                  -------------

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.

Monthly Report - Schedules
13-Sep-99

Trustee Fees, in Event of Default only
--------------------------------------

              Trustee fees due on Distribution Date                                                    0.00


Unreimbursed Servicer Advances
------------------------------

              Unreimbursed Servicer Advances                                                           0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

     (i)      Servicing Fee Percentage                                                                 0.40%
    (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period               327,718,349.26
    (iii)     Servicing Fee  (( (i) / 12) x  (ii))                                                     0.00
    (iv)      Servicing Fee accrued but not paid in prior periods                                      0.00
              Total Servicing Fee due and accrued ((iii) + (iv))                                       0.00
              Servicing Fee carried forward                                                            0.00

              Monthly Servicing Fee distributed                                                        0.00


Class A-1 Interest Schedule
---------------------------

              Opening Class A-1 principal balance                                             71,205,872.28
              Class A-1 Interest Rate                                                               4.94795%
              Number of days in Accrual Period                                                           31
              Current Class A-1 interest due                                                     303,389.33
              Class A-1 interest accrued but not paid in prior periods                                 0.00
              Total Class A-1 interest due                                                       303,389.33
              Class A-1 interest carried forward                                                       0.00

              Class A-1 interest distribution                                                    303,389.30


Class A-2 Interest Schedule
---------------------------

              Opening Class A-2 principal balance                                             66,680,434.00
              Class A-2 Interest Rate                                                                  5.26%
              Current Class A-2 interest due                                                     292,282.57
              Class A-2 interest accrued but not paid in prior periods                                 0.00
              Total Class A-2 interest due                                                       292,282.57
              Class A-2 interest carried forward                                                       0.00

              Class A-2 interest distribution                                                    292,282.57


Class A-3 Interest Schedule
---------------------------

              Opening Class A-3 principal balance                                            135,293,633.00
              Class A-3 Interest Rate                                                                  5.50%
              Current Class A-3 interest due                                                     620,095.82
              Class A-3 interest accrued but not paid in prior periods                                 0.00
              Total Class A-3 interest due                                                       620,095.82
              Class A-3 interest carried forward                                                       0.00

              Class A-3 interest distribution                                                    620,095.82


Class A-4 Interest Schedule
---------------------------

              Opening Class A-4 principal balance                                             31,345,216.00
              Class A-4 Interest Rate                                                                  5.26%
              Current Class A-4 interest due                                                     146,800.09
              Class A-4 interest accrued but not paid in prior periods                                 0.00
              Total Class A-4 interest due                                                       146,800.09
              Class A-4 interest carried forward                                                       0.00

              Class A-4 interest distribution                                                    146,800.09

Heller Equipment Asset Receivable Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
  0-Jan-00

Class B Interest Schedule
-------------------------

              Opening Class B principal balance                                                            9,663,831.00
              Class B Interest Rate                                                                                5.82%
              Current Class B interest due                                                                    46,869.58
              Class B interest accrued but not paid in prior periods                                               0.00
              Total Class B interest due                                                                      46,869.58
              Class B interest carried forward                                                                     0.00

              Class B interest distribution                                                                   46,869.58


Class C Interest Schedule
-------------------------

              Opening Class C principal balance                                                            7,731,065.00
              Class C Interest Rate                                                                                6.46%
              Current Class C interest due                                                                    41,618.90
              Class C interest accrued but not paid in prior periods                                               0.00
              Total Class C interest due                                                                      41,618.90
              Class C interest carried forward                                                                     0.00

              Class C interest distribution                                                                   41,618.90


Class D Interest Schedule
-------------------------

              Opening Class D principal balance                                                            3,865,532.00
              Class D Interest Rate                                                                                9.17%
              Current Class D interest due                                                                    29,539.11
              Class D interest accrued but not paid in prior periods                                               0.00
              Total Class D interest due                                                                      29,539.11
              Class D interest carried forward                                                                     0.00

              Class D interest distribution                                                                   29,539.11


Class A-1 Principal Schedule
----------------------------

              Class A-1 Maturity Date                                                                      May 15, 2000
     (i)      Opening Class A-1 principal balance                                                         71,205,872.28

    (ii)      Aggregate outstanding principal of Notes plus Overcollateralization Balance                327,718,349.26
    (iii)     ADCB as of last day of the Collection Period                                               316,681,385.35
    (iv)      Monthly Principal Amount ( (ii) - (iii) )                                                   11,036,963.91
              Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                              11,036,963.91
              Class A-1 Principal Payment Amount distribution                                             10,947,368.52

              Class A-1 Principal Balance after current distribution                                      60,258,503.76


Class A Principal Payment Amount
--------------------------------

     (i)      Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                      233,319,283.00
    (ii)      Class A Target Investor Principal Amount (90.9583% * ending ADCB)                          288,048,004.53
              Class A Principal Payment Amount                                                                     0.00
              Funds available for distribution                                                                     0.00


Class A-2 Principal Schedule
----------------------------

              Opening Class A-2 principal balance                                                         66,680,434.00
              Class A-2 Principal Payment Amount distribution                                                      0.00

              Class A-2 principal balance after current distribution                                      66,680,434.00


Class A-3 Principal Schedule
----------------------------

              Opening Class A-3 principal balance                                                        135,293,633.00
              Class A-3 Principal Payment Amount distribution                                                      0.00

              Class A-3 principal balance after current distribution                                     135,293,633.00

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
  0-Jan-00

Class A-4 Principal Schedule
----------------------------

              Opening Class A-4 principal balance                                                         31,345,216.00
              Class A-4 Principal Payment Amount distribution                                                      0.00

              Class A-4 principal balance after current distribution                                      31,345,216.00


Class B Principal Schedule
--------------------------

              Opening Class B principal balance                                                            9,663,831.00
              Class B Target Investor Principal Amount (3.7674% * ending ADCB)                            11,930,654.51
              Class B Floor                                                                               (6,249,877.36)
              Class B Principal Payment Amount due                                                                 0.00
              Class B Principal Payment Amount distribution                                                        0.00

              Class B principal balance after current distribution                                         9,663,831.00


Class C Principal Schedule
--------------------------

              Opening Class C principal balance                                                            7,731,065.00
              Class C Target Investor Principal Amount (3.0139% * ending ADCB)                             9,544,460.27
              Class C Floor                                                                               (1,495,272.29)
              Class C Principal Payment Amount due                                                                 0.00
              Class C Principal Payment Amount distribution                                                        0.00

              Class C principal balance after current distribution                                         7,731,065.00


Class D Principal Schedule
--------------------------

              Opening Class D principal balance                                                            3,865,532.00
              Class D Target Investor Principal Amount (1.5070% * ending ADCB)                             4,772,388.48
              Class D Floor                                                                                  (26,370.37)
              Class D Principal Payment Amount due                                                                 0.00
              Class D Principal Payment Amount distribution                                                        0.00

              Class D principal balance after current distribution                                         3,865,532.00


Additional Principal Schedule
-----------------------------

              Floors applicable (Yes/No)                                                                             No
              Monthly Principal Amount                                                                    11,036,963.91
              Sum of Principal Payments payable on all classes                                            11,036,963.91
              Additional Principal payable                                                                         0.00
              Additional Principal available, if payable                                                           0.00

              Class A-2 Additional Principal allocation                                                            0.00
              Class A-2 principal balance after current distribution                                      66,680,434.00

              Class A-3 Additional Principal allocation                                                            0.00
              Class A-3 principal balance after current distribution                                     135,293,633.00

              Class A-4 Additional Principal allocation                                                            0.00
              Class A-4 principal balance after current distribution                                      31,345,216.00

              Class B Additional Principal allocation                                                              0.00
              Class B principal balance after current distribution                                         9,663,831.00

              Class C Additional Principal allocation                                                              0.00
              Class C principal balance after current distribution                                         7,731,065.00

              Class D Additional Principal allocation                                                              0.00
              Class D principal balance after current distribution                                         3,865,532.00

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
 0-Jan-00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

     (i)      Servicing Fee Percentage                                                                             0.40%
    (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                           327,718,349.26
   (iii)      Servicing Fee due (( (i) / 12) *  (ii))                                                        109,239.45
    (iv)      Servicing Fee accrued but not paid in prior periods                                                  0.00
              Total Servicing Fee due and accrued ((iii) + (iv))                                             109,239.45
              Servicing Fee carried forward                                                                  109,239.45

              Monthly Servicing Fee distributed                                                                    0.00


Reserve Fund Schedule
---------------------

              ADCB as of the end of the Collection Period                                                316,681,385.35
              Required Reserve Amount (ending ADCB * 0.70%)                                                2,216,769.70
              Prior month Reserve Fund balance                                                             1,065,261.71
              Deposit to Reserve Fund - excess funds                                                               0.00
              Interim Reserve Fund Balance                                                                 1,065,261.71
              Current period draw on Reserve Fund for Reserve Interest Payments                                    0.00
              Current period draw on Reserve Fund for Reserve Principal Payments                                   0.00
              Excess to Certificateholder                                                                          0.00
              Ending Reserve Fund balance                                                                  1,065,261.71

              Reserve Fund balance as a percentage of ADCB as of the end of the
              Collection Period                                                                                    0.34%

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
13-Sep-99

              Class A-1
              ---------
              Class A-1 principal balance                        60,258,503.76
              Initial Class A-1 principal balance               130,040,761.00

              Note factor                                          0.463381660


              Class A-2
              ---------
              Class A-2 principal balance                        66,680,434.00
              Initial Class A-2 principal balance                66,680,434.00

              Note factor                                          1.000000000


              Class A-3
              ---------
              Class A-3 principal balance                       135,293,633.00
              Initial Class A-3 principal balance               135,293,633.00

              Note factor                                          1.000000000


              Class A-4
              ---------
              Class A-4 principal balance                        31,345,216.00
              Initial Class A-4 principal balance                31,345,216.00

              Note factor                                          1.000000000


              Class B
              -------
              Class B principal balance                           9,663,831.00
              initial Class B principal balance                   9,663,831.00

              Note factor                                          1.000000000


              Class C
              -------
              Class C principal balance                           7,731,065.00
              Initial Class C principal balance                   7,731,065.00

              Note factor                                          1.000000000


              Class D
              -------
              Class D principal balance                           3,865,532.00
              Initial Class D principal balance                   3,865,532.00

              Note factor                                          1.000000000

Heller Equipment Asset Receivable Trust 1999-1
----------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
 13-Sep-99

Cumulative Loss Amount Schedule
-------------------------------
    (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date                      325,785,583.28
    (ii)      Overcollateralization Balance as of the preceding Distribution Date                                    1,932,765.98
    (iii)     Monthly Principal Amount                                                                              11,036,963.91
    (iv)      Available Amounts remaining after the payment of interest                                             10,947,368.52
    (v)       ADCB as of the end of the Collection Period                                                          316,681,385.35
              Cumulative Loss Amount                                                                                    89,595.39


Class B Floor Calculation
-------------------------

              Class B Floor percentage                                                                                       1.86%
              Initial ADCB                                                                                         386,553,237.98
              Cumulative Loss Amount for current period                                                                 89,595.39
              Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and
              Overcollateralization Balance                                                                         13,529,362.98
              Class B Floor                                                                                         (6,249,877.36)


Class C Floor Calculation
-------------------------

              Class C Floor percentage                                                                                       1.09%
              Initial ADCB                                                                                         386,553,237.98
              Cumulative Loss Amount for current period                                                                 89,595.39
              Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                 5,798,297.98
              Class C Floor                                                                                         (1,495,272.29)


Class D Floor Calculation
-------------------------

              Class D Floor percentage                                                                                       0.47%
              Initial ADCB                                                                                         386,553,237.98
              Cumulative Loss Amount for current period                                                                 89,595.39
              Overcollateralization Balance                                                                          1,932,765.98
              Class D Floor                                                                                            (26,370.37)


Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred  (Yes/No)                                                                                     No



10% Substitution Limit Calculation
----------------------------------

              ADCB as of the Cut-off Date:                                                                         386,553,237.98

              Cumulative DCB of Substitute Contracts replacing materially modified contracts                                 0.00
              Percentage of Substitute Contracts replacing materially modified contracts                                     0.00%

              Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                             No


5% Skipped Payment Limit Calculation
------------------------------------

              The percent of contracts with Skipped Payment modifications                                                    0.00%
              The DCB of Skipped Payment modifications exceeds 5% of the initial
              ADCB (Yes/No)                                                                                                    No
              Any Skipped Payments have been deferred later than January 1, 2006                                              N/A

Heller Equipment Asset Receivable Trust 1999-1
----------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
 13-Sep-99

Pool Data
---------
              ADCB as of the first day of the Collection Period                                                    327,718,349.26
              ADCB as of the last day of the Collection Period                                                     316,681,385.35

              DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts            313,894.11
              Number of Contracts that became Defaulted Contracts during the period                                             3
              Defaulted Contracts as a percentage of ADCB (annualized)                                                       1.19%

              DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts               560,930.23
              Number of Prepaid Contracts as of the last day of the Collection Period                                           9

              DCB of Contracts as of the last day of the Collection Period that
              were added as Substitute Contracts                                                                             0.00
              Number of Substitute Contracts as of the last day of the Collection Period                                        0

              DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
              Number of Warranty Contracts as of the last day of the Collection Period                                          0

              Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period               0.00

              Cumulative Servicer Advances paid by the Servicer                                                      4,854,290.17
              Cumulative reimbursed Servicer Advances                                                                4,854,290.17


Delinquencies and Losses                                                                           Dollars                 Percent
------------------------                                                                           -------                 -------
              Current                                                                          281,042,418.44              88.75%
              31-60 days past due                                                               22,165,368.60               7.00%
              61-90 days past due                                                                8,190,923.72               2.59%
              Over 90 days past due                                                              5,282,674.59               1.67%
                                                                                          -------------------        ------------
              Total                                                                            316,681,385.35             100.00%

              31+ days past due                                                                 35,638,966.91              11.25%


    (i)       Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)            642,565.34
    (ii)      Cumulative Recoveries realized on Defaulted Contracts                                242,737.63
              Cumulative net losses to date  ( (i) - (ii) )                                        399,827.71
              Cumulative net losses as a percentage of the initial ADCB                                  0.10%